SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ___________


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                February 18, 1996


                                   __________


                         Commission File Number 0-20872

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)




                    Delaware                            41-0518430
         (State or other Jurisdiction      (I.R.S. Employer Identification No.)
       of incorporation or organization)



             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
            (Address of principal executive offices)       (Zip Code)




                                 (303) 861-8140
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On February 18, 1997, St. Mary Land & Exploration Company (the "Registrant") announced in a press release that its South Horseshoe Bayou discovery well has reached total depth of 19,000 feet, has been completed in the uppermost pay zone below 17,300 feet and is presently testing directly into the sales line.

In initial production tests the well is producing 20 MMCF and 200 barrels of condensate per day on a 19/64th inch choke with a flowing tubing pressure of over 12,800 psi. The well encountered in excess of 100 feet of total pay averaging greater than 20% porosity, as calculated from electric log analysis by Schlumberger.

St. Mary holds a 25% working interest and an approximate 40% net revenue interest in the well which is operated by Mobil Oil Corporation.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          No financial statements are required by Item 7(a).

     (b)  Pro Forma Financial Information.

          No pro forma financial information is required to be reported by Item 7(b).

     (c)  Exhibit.

          Press Release of the Registrant entitled "St. Mary Reports First Sales from South Horseshoe Bayou Discovery" dated February 18, 1997 is attached hereto as Exhibit 10.44.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     St. Mary Land & Exploration Company



February 18, 1997                    By  /s/  MARK A. HELLERSTEIN
                                         ------------------------
                                         Mark A Hellerstein
                                         President and Chief Executive Officer


February 18, 1997                    By  /s/  RICHARD C. NORRIS
                                         ----------------------
                                         Richard C. Norris
                                         Vice President - Accounting and
                                         Administration and Chief Accounting
                                         Officer

EXHIBIT 10.44
                                                           Information:
                                                           Mark A. Hellerstein
                                                           David L. Henry
                                                           Adele A. Linneman
                                                           303-861-8140

FOR IMMEDIATE RELEASE

                        ST. MARY REPORTS FIRST SALES FROM
                         SOUTH HORSESHOE BAYOU DISCOVERY

DENVER,  CO, February 18, 1997 -- St. Mary Land & Exploration  Company  (NASDAQ:
MARY) today announced that its South Horseshoe Bayou discovery reached total depth of 19,000 feet, has been completed in the uppermost pay zone below 17,300 feet and is presently testing directly into the sales line.

In initial production tests the well is producing 20 MMCF and 200 barrels of condensate per day on a 19/64th inch choke with a flowing tubing pressure of over 12,800 psi. As previously reported, the well encountered in excess of 100 feet of total pay averaging greater than 20% porosity, as calculated from electric log analysis by Schlumberger.

St. Mary holds a 25% working interest and an approximate 40% net revenue interest in the well which is operated by Mobil Oil Corporation. The prospect was generated in cooperation with Samuel Gary Jr. & Associates, Inc. of Denver.

Except for historical information contained herein, statements in this release, including information regarding the business of the Company, may be forward looking statements. Forward looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results.

A Form S-3 Registration Statement has been filed with the Securities and Exchange Commission, as a new financing to register the sale by the Company of 2,000,000 shares of common stock and up to an additional 300,000 shares to cover the underwriters' over-allotment option, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A written prospectus meeting the requirements of the Securities Act of 1933 may be obtained from Adele A. Linneman at St. Mary Land & Exploration, 1776 Lincoln Street, Suite 1100, Denver, Colorado 80203.

St. Mary Land & Exploration  Company,  an independent  oil and gas concern,  has diversified exploration, development and production holdings in the Mid-Continent region; the tri-state area of northern Louisiana, southern Arkansas, and eastern Texas; South Louisiana; and the Williston and Permian Basins.